EXHIBIT 23.1



                                [Firm Letterhead]


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Carolina First Corporation



We consent to the use of our report dated January 21, 1997 included in Carolina First Corporation's Form 10-K for the year ended December 31, 1996, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus contained in such Registration Statement.



                                              /s/ KPMG Peat Marwick LLP
                                               KPMG Peat Marwick LLP
Greenville, South Carolina
February 23, 1998